UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2004

ARENA PHARMACEUTICALS, INC.

__________________________________________

(Exact Name of Registrant as Specified in Charter)

DELAWARE

000-31161

23-2908305

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

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(Address of Principal Executive Offices)   (Zip Code)

(858) 453-7200

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(Registrant’s telephone number, including area code)

N/A

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(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

                On August 10, 2004, Arena Pharmaceuticals, Inc., a Delaware corporation, issued a press release announcing the achievement of a $3 million milestone from Merck & Co., Inc. for assay development under their cardiovascular collaboration. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release issued August 10, 2004, announcing the achievement of a $3 million milestone from Merck & Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued August 10, 2004, announcing the achievement of a $3 million milestone from Merck & Co., Inc.